                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                   RCM Strategic Global Government Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), will be held on August 26, 1999, at 10:00 a.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote on the following matters:

1.  To re-elect two directors to the Board of Directors of the Fund.

2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending January 31, 2000.

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Stockholders of record at the close of business on July 1, 1999 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                         By Order of the Board of Directors,

                                         /s/ J.W. O'Connell

                                         Judith W. O'Connell
                                         Secretary

San Francisco, California
July 23, 1999

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400

                                PROXY STATEMENT

    This Proxy Statement is being provided to the stockholders of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board of Directors" or the "Board"). The proxies are to be used at the Annual Meeting of Stockholders (the Meeting) to be held at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111, on August 26, 1999 at 10:00 a.m. (Pacific Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Stockholders.

    All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a stockholder specifies how the Proxy is to be voted on any of the business matters to come before the meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the re-election of the directors nominated by the Board of Directors (Proposal 1) and FOR the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Fund's independent public accountants for the fiscal year ending January 31, 2000 (Proposal 2). The Proxy may be revoked by a stockholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

    The representation in person or by proxy of at least a majority of the shares of capital stock of the Fund (the "Capital Shares") entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Proposal 1 requires, for the election of the nominees, a plurality of the Capital Shares voting and entitled to vote thereon at the meeting. Proposal 2 requires the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Withheld votes and broker "non-votes" will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 1, but abstentions and broker "non-votes" will have the effect of a vote against Proposal 2 depending on the number of Capital Shares present at the meeting. See "Proposal 2 -- Required Vote".

    The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of the Fund. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about July 23, 1999.

    At 5:00 p.m. (Eastern Standard Time) on July 1, 1999, the record date for the determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding 30,515,800 Capital Shares. Each Capital Share is entitled to one vote.

    As of the Record Date, there was no person or group known to the Fund to be the beneficial owner of more than 5% of the outstanding Capital Shares. However, on such date, Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 30,192,579 Capital Shares, or approximately 99% of the number of Capital Shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of Capital Shares that have been deposited at DTC. As of the Record Date, all directors and officers as a group owned, beneficially, less than 1% of the Capital Shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class, comprising approximately one-third of the directors, is elected each year to succeed the directors whose terms are expiring. The term of office for directors in Class II expires at the Meeting, for directors in Class III at the Annual Meeting of Stockholders in 2000 and for directors in Class I at the Annual Meeting of Stockholders in 2001.

    The Board of Directors has designated Luke D. Knecht for re-election as a Class III director. Mr. Knecht was elected to the Board of Directors as a Class III director on March 30, 1999 by the Board to serve until the Annual Meeting of Stockholders in 1999. If re-elected as a Class III director, Mr. Knecht's term will expire at the Annual Meeting of Stockholders in 2000.

    The Board of Directors has designated James M. Whitaker for re-election as a Class II director. Mr. Whitaker was re-elected to the Board of Directors on May 28, 1996 by the stockholders to serve for a three-year term. If re-elected, the term of Mr. Whitaker will expire at the Annual Meeting of Shareholders in 2002.

    Francis E. Lundy, as a Class I director re-elected to the Board on November 12, 1998 ( the "Continuing Director"), has a remaining term of approximately two years.

    Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Messrs. Knecht and Whitaker. Messrs. Knecht and Whitaker have indicated they will serve if elected, but if they should be unable to serve, the Proxy holders may vote in favor of such substitute nominees as the Board of Directors may designate, or the Board of Directors may leave vacancies in the Board.

    The address of each director is Four Embarcadero Center, San Francisco, CA 94111. The Fund pays each of its independent directors $6,000 per year and $1,000 per meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. The Fund's Articles of Incorporation provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

    The following table provides information concerning the nominees and the Continuing Director:

                                    NOMINEES

                                                                                                   CAPITAL SHARES OF
                                                                                                        THE FUND
                            POSITION, IF ANY, WITH THE FUND AND DRESDNER RCM.        DIRECTOR      BENEFICIALLY OWNED
     NAME AND AGE              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE           AT 6/15/99
----------------------  ----------------------------------------------------------  -----------   --------------------
 Luke D. Knecht (45)    President, Director and Chairman of the Board. Managing         1999**            *
                          Director, Dresdner RCM since 1997 and Director of
                          Dresdner RCM since 1998; Executive Director, Russell
                          Reynolds Associates from 1995 to 1997; President, CSI
                          Asset Management from 1993 to 1995.

  James M. Whitaker     Director and Vice Chairman of the Board. Attorney at Law,       1994             -0-
          +               sole practitioner since 1972
         (56)

                              CONTINUING DIRECTOR

                                                                                                   CAPITAL SHARES OF
                                                                                                        THE FUND
                            POSITION, IF ANY, WITH THE FUND AND DRESDNER RCM.        DIRECTOR      BENEFICIALLY OWNED
     NAME AND AGE              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE           AT 6/15/99
----------------------  ----------------------------------------------------------  -----------   --------------------
   Francis E. Lundy     Director. Vice President, Zygo Corporation since 1996;          1994              *
          +               Chairman and President, Technical Instrument--San
         (61)             Francisco since 1976

------------------------

*   Less than 1.00% of Capital Shares.

** An "interested person" of the Fund, as defined in the 1940 Act, by reason of being its President and a Managing Director and Director of Dresdner RCM, the Fund's investment advisor.

+   Member of the Audit Committee.

    BOARD COMMITTEES AND MEETINGS. The Board has a standing Audit Committee. The responsibilities of the Audit Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures. The Audit Committee meets with the Fund's independent public accountants and reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

    The Fund has no nominating committee. The Board as a whole is responsible for reviewing candidates to fill vacancies on the Board. The Board will accept nominees recommended by stockholders. Such recommendations should be submitted in writing to Judith W. O'Connell, Secretary to the Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

    With respect to the fiscal year ended January 31, 1999, the Board held six meetings and all directors then serving attended 100% of the meetings. The Audit Committee did not meet in separate session during the fiscal year ended January 31, 1999.

    During the fiscal year ended January 31, 1999, no director was a director of any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the 1940 Act (other than the Fund).

    REQUIRED VOTE. The re-election of the nominees to the Board of Directors requires the affirmative vote of a plurality of the Capital Shares voting and entitled to vote thereon at the Meeting, in person or by proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE NOMINEES NAMED ABOVE.

                          RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 2)

    The Board of Directors has selected PricewaterhouseCoopers as the auditors for the Fund for the current fiscal year ending January 31, 2000. Upon the reasonable request of any stockholder of the Fund, representatives of PricewaterhouseCoopers will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

    REQUIRED VOTE. The ratification of the selection of PricewaterhouseCoopers requires the affirmative vote of a "majority" of the outstanding Capital Shares, as defined in the 1940 Act. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the Capital Shares represented at the Meeting if more than 50% of the outstanding Capital Shares are represented, or (ii) more than 50% of the outstanding Capital Shares.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    EXECUTIVE OFFICERS AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of Dresdner RCM or Funds Distributor, Inc. ("FDI") are not compensated by the Fund.

        NAME AND AGE              POSITION WITH FUND           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------  --------------------------  -------------------------------------------------------
      George A. Rio *         Chief Financial Officer     Executive Vice President and Client Service Director of
            (44)              and Assistant Treasurer       FDI (since April 1998); Senior Vice President and
                              (since 1998)                  Senior Key Account Manager for Putnam Mutual Funds
                                                            (June 1995 to March 1998); Director of Business
                                                            Development for First Data Corporation (May 1994 to
                                                            June 1995).

   Judith W. O'Connell **     Treasurer and Secretary     Director of Commingled Fund Services, Dresdner RCM
            (35)              (since 1998)                  (since October 1994); Director of Mutual Fund
                                                            Operations, G.T. Capital Management (December 1993 to
                                                            October 1994).

        NAME AND AGE              POSITION WITH FUND           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------  --------------------------  -------------------------------------------------------
   Margaret W. Chambers *     Vice President and          Senior Vice President and General Counsel of FDI (since
            (39)              Assistant Secretary (since    April 1998); Vice President and Assistant General
                              1998)                         Counsel for Loomis, Sayles & Company, L.P. (August
                                                            1996 to March 1998); associate with the law firm of
                                                            Ropes & Gray (January 1986 to July 1996).

    Karen Jacoppo-Wood *      Vice President and          Vice President and Senior Counsel of FDI and an officer
            (32)              Assistant Secretary (since    of certain investment companies distributed by FDI
                              1998)                         (since February 1996); Manager of SEC Registration,
                                                            Scudder, Stevens & Clark, Inc. (June 1994 to January
                                                            1996).

    Douglas C. Conroy *       Vice President and          Vice President and Senior Client Service Manager of FDI
            (30)              Assistant Treasurer (since    and an officer of certain investment companies
                              1998)                         distributed by FDI (since May 1998); Assistant
                                                            Department Manager of Treasury Services and
                                                            Administration of FDI (April 1997 to April 1998);
                                                            Supervisor of Treasury Services and Administration of
                                                            FDI (February 1995 to March 1997); Investors Bank &
                                                            Trust Company where he performed various fund
                                                            accounting and compliance functions (April 1993 to
                                                            January 1995).

      Mary A. Nelson *        Vice President and          President and Manager of Operations and Treasury
            (35)              Assistant Treasurer (since    Services of FDI and an officer of certain investment
                              1998)                         companies distributed by FDI (since 1994).

       Steven Wong **         Assistant Treasurer (since  Manager of Commingled Fund Services, Dresdner RCM
            (32)              1998)                         (since December 1994); Senior Auditor, KPMG Peat
                                                            Marwick (September 1992 to December 1994).

------------------------

* The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

** The officer's address is Four Embarcadero Center, San Francisco, California 94111.

    INFORMATION REGARDING THE FUND'S INVESTMENT ADVISER.   The Fund's investment
adviser is Dresdner RCM. Dresdner RCM was established in April 1996 under the name RCM Capital Management, L.L.C., as the successor to the business and operations of RCM Capital Management, a California Limited Partnership which, with its predecessors, has been in operation since 1970. Dresdner RCM has informed the Fund that as of June 30, 1999 it had approximately $36 billion in assets under management. Dresdner RCM is registered under the Investment Advisers Act of 1940 and serves as investment manager or subadviser to other registered investment companies.

    Dresdner RCM is located at Four Embarcadero Center, San Francisco, California 94111.

    INFORMATION REGARDING THE FUND'S ADMINISTRATOR.   The Fund's Administrator
is State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171.

    OTHER BUSINESS.   As of the date of this Proxy Statement, the Fund's
management and Dresdner RCM know of no business to come before the Meeting other than as set forth in the Notice of the Annual Meeting of Stockholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

    ADJOURNMENT.   In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or both proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund's Articles of Incorporation and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    ANNUAL REPORT.   The Fund's 1999 Annual Report to Stockholders was mailed to stockholders on or about March 31, 1999. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM BOSTON EQUISERVE BY CALLING (800) 426-5523 OR BY WRITING TO P.O. BOX 8200, BOSTON, MASSACHUSETTS 02266-8200.

    STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING.   Stockholders submitting
proposals intended to be included in the Fund's 2000 Proxy Statement must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, no later than March 25, 2000. Stockholders submitting any other proposals intended to be presented at the next annual meeting must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, between May 24, 2000 and June 8, 2000. It is currently anticipated that the 2000 Annual Meeting of Stockholders will be held prior to July 31, 2000. Stockholder proposals should be addressed to Judith W. O'Connell, Secretary, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

July 23, 1999

                                                                     RCMCM-PS-99